UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 16, 2013
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Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants' telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200
State or Other Jurisdiction of Incorporation: Idaho

Former name, former address and former fiscal year, if changed since last report: None.
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective immediately prior to the 2013 annual meeting of shareholders (the "2013 Annual Meeting") of IDACORP, Inc. ("IDACORP") held in Boise, Idaho on May 16, 2013, Mr. Gary G. Michael retired from the boards of directors of IDACORP and its primary subsidiary, Idaho Power Company ("Idaho Power"). Mr. Michael's retirement was in accordance with IDACORP's and Idaho Power's bylaws and corporate governance guidelines, which impose a mandatory retirement age of 72. Mr. Michael served with distinction as a member of the boards of directors of IDACORP and Idaho Power since 2001.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2013 Annual Meeting, three proposals were submitted to shareholders as described in IDACORP's definitive proxy statement, dated April 3, 2013, relating to the 2013 Annual Meeting. The proposals and the results of the shareholder votes were as follows:

Proposal to elect four directors for one-year terms	For	Withheld	Broker Non-Votes
Judith A. Johansen	36,136,598	1,177,742	6,341,082
J. LaMont Keen	36,812,164	502,176	6,341,082
Robert A. Tinstman	35,985,963	1,328,377	6,341,082
Dennis L. Johnson	36,771,403	542,937	6,341,082
The nominations were made by the IDACORP Board of Directors. The nominees were current members of the IDACORP Board of Directors at the date of the 2013 Annual Meeting. All of IDACORP’s nominees were elected, with each nominee receiving a plurality of the votes cast. In addition, then incumbent directors whose terms of office continued after the 2013 Annual Meeting were as follows: C. Stephen Allred, Richard J. Dahl, Christine King, Jan Packwood, Joan H. Smith, and Thomas J. Wilford. All members of the IDACORP Board of Directors are also members of the Idaho Power Board of Directors.

Proposal to ratify the appointment of Deloitte & Touche LLP as IDACORP’s independent registered public accounting firm for the year ending December 31, 2013	For	Against	Abstentions	Broker Non-Votes
	43,006,233	384,933	264,256	—
The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

Advisory resolution to approve executive compensation	For	Against	Abstentions	Broker Non-Votes
	34,470,922	2,432,771	410,647	6,341,082
The proposal was approved, with the votes cast in favor exceeding the votes cast against the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
Dated:  May 21, 2013
IDACORP, INC.
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Executive Vice President - Administrative Services and Chief Financial Officer

IDAHO POWER COMPANY
By:   /s/ Darrel T. Anderson
Darrel T. Anderson
President and Chief Financial Officer